                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                               BISHOP STREET FUNDS
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                         BISHOP STREET MONEY MARKET FUND

                    BISHOP STREET TREASURY MONEY MARKET FUND

                                    SERIES OF

                               BISHOP STREET FUNDS
                          999 BISHOP STREET, 10TH FLOOR
                             HONOLULU, HAWAII 96813

Dear Shareholder:

I'm writing to all shareholders of the Bishop Street Funds' Money Market Fund and Treasury Money Market Fund (each a "Fund" and, together, the "Funds") to inform you of an upcoming special meeting of shareholders to be held on August 15, 2005 (the "Special Meeting"). If you are a shareholder of record of the Funds as of the close of business on June 17, 2005, you are entitled to vote at the Special Meeting, and any adjournment of the Special Meeting. Enclosed, for your reference and use, is a Notice, Proxy Statement and proxy card for the Special Meeting.

At the Special Meeting, you will be asked to approve a new investment sub-advisory agreement between the Trust, on behalf of the Funds, Bishop Street Capital Management (the "Adviser") and Fischer Francis Trees & Watts, Inc. ("FFTW") (the "Proposal"). The new investment sub-advisory agreement is proposed to have lower sub-advisory fees, but to otherwise operate under substantially the same terms as the previous investment sub-advisory agreement between the Trust, the Adviser and Wellington Management Company, LLP (the "Old Agreement"). The change in sub-advisers is not expected to noticeably impact shareholders. More specific information about the Proposal is contained in the Proxy Statement, which you should consider carefully.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS A VOTE "FOR" THE PROPOSAL.

While you are, of course, welcome to join us at the Special Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. Please do not hesitate to call 1-800-262-9565 if you have any questions about the Proposal under consideration. Thank you for taking the time to consider this important Proposal and for your investment in the Funds.

Sincerely,

Robert A. Nesher
President and Trustee

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the Proposal to be voted on at the Special Meeting.

                              QUESTIONS AND ANSWERS

Q.    WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials - a booklet that includes the Notice, Proxy Statement and a proxy card - because you have the right to vote on this important Proposal concerning your investment in the Funds.

Q.    WHY AM I BEING ASKED TO VOTE ON A NEW INVESTMENT SUB-ADVISORY AGREEMENT?

A. On April 7, 2005, the Trust's Board of Trustees (the "Board") approved the termination of Wellington Management Company, LLP ("Wellington"), as the sub-adviser to the Funds effective as of April 28, 2005. Prior to Wellington's termination as sub-adviser, the Trust and the Adviser determined that it would be in the best interests of the Funds' shareholders to terminate the Old Agreement and enter into a new investment sub-advisory agreement with FFTW. While Wellington served effectively as sub-adviser to the Funds, the Adviser and the Board believe the Funds stand to benefit from FFTW's experience advising other money market funds and similar pooled vehicles, as well as from the strength and experience of FFTW's money market portfolio management team.

      On May 13, 2005, the Board approved a new investment sub-advisory agreement between the Trust, the Adviser, and FFTW (the "New Agreement") under which, subject to its approval by each Fund's shareholders, FFTW will serve as the investment sub-adviser to each Fund. FFTW's sub-advisory fee rates for its services to the Funds under the New Agreement, which are paid by the Adviser, will be lower than Wellington's fee rates under the Old Agreement. The reduction in sub-advisory fees will not impact the advisory fee paid by shareholders. The terms of and services provided under the New Agreement are otherwise similar to those of the Old Agreement.

Q.    HOW DOES THE CHANGE IN SUB-ADVISER AFFECT ME?

A. Because the New Agreement, pursuant to which FFTW will serve as investment sub-adviser to the Funds, is substantially similar in all material respects to the Old Agreement, the change in sub-advisers is not expected to noticeably impact shareholders.

Q.    WHO HAS BEEN MANAGING THE FUNDS SINCE THE TERMINATION OF THE OLD
      AGREEMENT?

A. During the period between the termination of the Old Agreement and the approval of the New Agreement by shareholders (the "Interim Period"), FFTW is providing investment sub-advisory services to the Funds pursuant to an interim agreement between the Trust, the Adviser and FFTW that was approved by the Board at a special meeting of the Board of Trustees held on April 7, 2005 (the "Interim Agreement"). The Interim Agreement is substantially similar in all material respects to the Old Agreement, with the exception of fees, which are lower under the Interim Agreement, and the time periods covered by the agreements. With respect to each Fund, the New Agreement will replace the Interim Agreement upon approval by shareholders.

Q.    WHAT HAPPENS IF THE NEW AGREEMENT IS NOT APPROVED?

A. If the shareholders of one or both Funds do not approve the New Agreement with FFTW, the Board will take such further action as it deems in the best interests of the shareholders of the Funds.

Q.    HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees unanimously recommended that you vote "FOR" the Proposal contained in the Proxy Statement. Please see "Board Recommendation" with respect to the Proposal for a discussion of the Board's considerations in making its recommendations.

Q.    WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.    I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Special Meeting. If this happens, the Funds will need to solicit votes again.

Q.    HOW DO I PLACE MY VOTE?

A. You may provide the Trust with your vote by mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' information agent.

Q.    WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call the Funds' information agent at 1-800-262-9565 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

       YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

                         BISHOP STREET MONEY MARKET FUND

                    BISHOP STREET TREASURY MONEY MARKET FUND

                                    SERIES OF

                               BISHOP STREET FUNDS
                          999 BISHOP STREET, 10TH FLOOR
                             HONOLULU, HAWAII 96813

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON MONDAY, AUGUST 15, 2005

Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the Bishop Street Funds' Money Market Fund and Treasury Money Market Fund (each a "Fund" and, together, the "Funds") will be held at the offices of SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 on Monday, August 15, 2005 at 2:30 p.m. Eastern Time.

At the Special Meeting, shareholders of record (the "Shareholders") will be asked to consider and act on the following Proposal:

      The approval of a new investment sub-advisory agreement between Bishop Street Funds on behalf of the Funds, Bishop Street Capital Management and Fischer Francis Trees & Watts, Inc.

All Shareholders are cordially invited to attend the Special Meeting. However, if you are unable to attend the Special Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Bishop Street Funds, by submitting a subsequent proxy by mail, Internet, telephone or voting in person at the Special Meeting.

Shareholders of record at the close of business on June 17, 2005 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                          By Order of the Board of Trustees

                                          Robert A. Nesher
                                          President and Trustee

                                          June 27, 2005

                         BISHOP STREET MONEY MARKET FUND

                    BISHOP STREET TREASURY MONEY MARKET FUND

                                    SERIES OF

                               BISHOP STREET FUNDS
                          999 BISHOP STREET, 10TH FLOOR
                             HONOLULU, HAWAII 96813

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON MONDAY, AUGUST 15, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Bishop Street Funds (the "Trust") for use at the Special Meeting of Shareholders to be held on August 15, 2005 at 2:30 p.m. Eastern Time at the offices of SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Special Meeting"). Shareholders of each of the Bishop Street Funds' Money Market Fund and Treasury Money Market Fund (each a "Fund" and together, the "Funds") of record at the close of business on June 17, 2005 ("Shareholders") are entitled to vote at the Special Meeting.

As of June 17, 2005, the Funds had the following units of beneficial interest ("shares") issued and outstanding:

                 FUNDS                         SHARES ISSUED AND OUTSTANDING
----------------------------------------       -----------------------------
Bishop Street Money Market Fund                        186,922,891.240
Bishop Street Treasury Money Market Fund               255,743,563.690
AGGREGATE SHARES ISSUED AND OUTSTANDING                442,666,454.930

                      INTRODUCTION AND GENERAL INFORMATION

I.    GENERAL INFORMATION

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Trust's investment adviser, Bishop Street Capital Management (the "Adviser"), the Trust's principal underwriter or any of their affiliates. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

The Board has called the Special Meeting in order to permit the Shareholders to consider and vote on the Proposal set forth in the foregoing notice. If you wish to participate in the Special Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Special Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Special Meeting. Should Shareholders require additional information regarding the Proposal, or replacement proxy cards, they may contact the Funds at 1-800-262-9565.

In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of any proxy soliciting firm engaged by the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Adviser will bear the costs of the Special Meeting and proxy materials. The proxy card and this Proxy Statement are being mailed to Shareholders on or about June 27, 2005.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted "FOR" the Proposal.

II.   QUORUM AND MEETING ADJOURNMENTS

Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Special Meeting. A majority of the shares entitled to vote (50.1% or more of total votes represented by all shares entitled to vote and present at the Special Meeting either in person or by proxy) constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote "AGAINST" the Proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring Shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" such proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" such proposal, against such an adjournment.

III.  VOTE REQUIRED TO APPROVE PROPOSALS

If a quorum is present at the Special Meeting, the approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

    PROPOSAL: APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

I.    BACKGROUND INFORMATION

The Bishop Street Funds' Money Market Fund and Treasury Money Market Fund (each a "Fund" and together, the "Funds") were sub-advised by Wellington Management Company, LLP ("Wellington") from January 27, 1995 until April 8, 2005 pursuant to an investment sub-advisory agreement between the Trust, Bishop Street Capital Management (the "Adviser"), and Wellington (the "Old Agreement"). The Old Agreement was last approved by Shareholders on February 12, 1999. The sole shareholder voted to approve the investment sub-advisory agreement for the Funds on January 27, 1995.

At a special meeting held by the Board of Trustees of the Trust (the "Board") on April 7, 2005 (the "April 7th Meeting"), the Board determined that it would be in the best interests of the Funds' Shareholders to terminate the Old Agreement in favor of entering into a new investment sub-advisory agreement with Fischer Francis Trees & Watts, Inc. ("FFTW") (the "New Agreement"). While Wellington served effectively as sub-adviser to the Funds, the Trust and the Adviser believe that the Funds stand to benefit from FFTW's experience advising other money market funds and similar pooled vehicles, as well as from the strength and experience of FFTW's money market portfolio management team. The following information provides additional information about FFTW, and the matter on which you are being asked to vote.

II.   THE INTERIM SUB-ADVISORY AGREEMENT

During the period between the termination of the Old Agreement on April 28, 2005 and the approval of the New Agreement by Shareholders (the "Interim Period"), FFTW has provided investment sub-advisory services to the Funds pursuant to an interim agreement between the Trust, the Adviser and FFTW that was approved by the Board at the April 7th Meeting (the "Interim Agreement"). The Interim Agreement is substantially similar in all material respects to the Old Agreement, except for the fees and the time periods covered. With regard to fees, the sub-advisory fees payable under the Interim Agreement are lower than those payable under the Old Agreement. With regard to time periods covered under the agreements, the Interim Agreement provides for a termination date no greater than 150 days from the date of the termination of the Old Agreement, or upon approval of a new advisory agreement by Shareholders, whichever is shorter. With respect to each Fund, the New Agreement will replace the Interim Agreement upon approval by Shareholders.

III.  THE NEW SUB-ADVISORY AGREEMENT

Based on information it received at meetings held on April 7, 2005 and May 13, 2005, the Board approved the New Agreement under which, subject to its approval by each Fund's Shareholders, FFTW will serve as the investment sub-adviser to each Fund. FFTW's sub-advisory fee for its services to the Funds under the New Agreement will be lower than Wellington's fee under the Old Agreement. The reduction in the sub-advisory fee will not impact the advisory fee paid by Shareholders. The terms of and services provided under the New Agreement are otherwise substantially similar in all material respects to those of the Old Agreement. A form of the New Agreement is attached to this Proxy Statement as Exhibit A.

Under the New Agreement, FFTW, subject to the supervision of the Adviser, will manage each Fund's portfolio, and execute each Fund's investment policies. The Adviser, in general, supervises the management and investment program of the Funds. The New Agreement has provisions for liability of FFTW, continuation and termination similar to those of the Old Agreement.

As stated above, management fees paid to FFTW by the Adviser under the New Agreement will be lower than the management fees paid under the Old Agreement. As with the Old Agreement, the New Agreement provides that unless terminated as provided therein, the New Agreement shall continue for an initial term of two years. Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually by the vote of the Trustees or by a vote of a majority of the Shareholders of each Fund. Both the New and Old Agreements provide for automatic termination, without the payment of any penalty, in the event of its assignment (as defined by the 1940 Act).

IV.   DIFFERENCES BETWEEN THE OLD AGREEMENT AND THE NEW AGREEMENT

As mentioned above, the fees payable under the New Agreement are lower than those payable to Wellington under the Old Agreement. The reduction in sub-advisory fees will not impact the advisory fee paid by Shareholders. Under the New Agreement, FFTW will receive 0.06% on the first $500 million of a Fund's aggregate average daily net assets and 0.20% on such Fund's aggregate average daily net assets in excess of $500 million. Under the Old Agreement, Wellington received 0.075% on the first $500 million of a Fund's aggregate average daily net assets and 0.20% on such Fund's aggregate average daily net assets in excess of $500 million.

In addition, the Old Agreement was created in 1995 at the time of the organization of the Trust. Since 1995, industry best practices and regulatory requirements have evolved, as has the course of dealing between the Board and the Adviser. The New Agreement is designed to memorialize these practices and regulatory requirements. The following bullet points summarize the material differences between the New Agreement and the Old Agreement:

- Restatement and expansion of the sub-adviser's duties as investment sub-adviser to the Funds, including specific requirements with respect to compliance, proxy voting, recordkeeping and Board reporting;

- Restatement and expansion of the sub-adviser's duties and obligations with respect to Fund portfolio transactions, best execution and affiliated brokerage transactions; and

- Inclusion of specific representations and warranties made by the sub-adviser to the Trust, designed to contractually obligate the sub-adviser to do the things it is required to do by law (however, none of these representations or warranties represent a change in conduct or create additional duties of the sub-adviser).

The Board, on behalf of the Trust, determined after reasonable consideration that the differences between the New and Old Agreements do not materially change the previous arrangements that existed between Wellington and the Trust. Furthermore, the Board believes that the differences may provide the Funds and their Shareholders with additional protections.

V.    BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

The Proposal to present the New Agreement with FFTW to Shareholders was approved by the Board, including the Independent Trustees, at a meeting held on May 13, 2005. The Board received materials relating to the proposed sub-advisory agreement in advance of the meeting at which it was considered, and had the opportunity to ask questions and request further information in connection with such consideration. In approving the New Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered and concluded the following:

REASONS FOR SELECTING FFTW

The Board considered the Adviser's reasons for proposing the New Agreement, including FFTW's experience advising other money market funds and similar pooled vehicles, and the strength and experience of the FFTW money market portfolio management team. The Board reviewed the proposal independently in the interests of shareholders and concluded that these reasons supported its selection of FFTW.

NATURE, QUALITY AND EXTENT OF SERVICES

The Board received and considered information regarding the nature and extent of services provided to the Funds by Wellington under the Old Agreement and those that would be provided to the Funds by FFTW under the New Agreement, noting that the nature and extent of services under the Old and New Agreements were generally similar in that Wellington and FFTW were each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations. Specifically, FFTW would be responsible for
(1) managing all of the securities and other assets of the Funds, including their purchase, retention, and disposition, in accordance with the Funds' investment objectives, policies, and restrictions, (2) placing orders for the purchase and sale of the Funds' securities in accordance with the Funds' brokerage and best execution policies and all legal requirements, (3) maintaining all required books and records, (4) providing the Funds' custodian with daily transaction information, (5) reviewing all proxy solicitation materials and voting proxies on behalf of the Funds, and (6) reporting to the Adviser and the Board.

The Board considered, among other things, the background and experience of FFTW's senior management and the expertise of, and amount of attention expected to be given to the Funds by, FFTW's portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Funds. The Board was also provided with information pertaining to FFTW's organizational structure, senior management, investment operations, and other relevant information pertaining to FFTW, including a report by the Adviser's President and Chief Investment Officer following an on-site visit to FFTW, and in-person interviews with senior management and investment personnel. The Board also noted that it received favorable compliance reports from the Funds' Chief Compliance Officer and Fund counsel regarding FFTW's compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment sub-advisory services anticipated to be provided to the Funds by FFTW and that there was a reasonable basis upon which to conclude that the quality of investment sub-advisory services to be provided by FFTW under the New Agreement should equal or exceed the quality of similar services provided by Wellington under the Old Agreement.

PERFORMANCE OF MONEY MARKET FUNDS ADVISED BY FFTW

The Board received and considered information regarding the other money market funds advised by FFTW, noting that such funds advised by FFTW had no history of any material deviation between amortized cost and market price.

INVESTMENT SUB-ADVISORY FEES

The Board considered that the proposed sub-advisory fees payable by the Adviser to FFTW under the proposed New Agreement were lower than the sub-advisory fees payable by the Adviser to Wellington under the Old Agreement. The Board noted, however, that any change in the investment sub-advisory fees payable to FFTW would not impact Fund Shareholders directly because those fees are payable by the Adviser and there would be no change to the investment advisory fee rate payable by the Funds to the Adviser. As a result of the above considerations, the Board concluded that FFTW's proposed sub-advisory fees under the New Agreement were reasonable.

FFTW'S PROFITABILITY

Because the engagement of FFTW is new, there is no historical profitability with regard to its arrangements with the Funds. As a result, this factor was not considered by the Board.

ECONOMIES OF SCALE

The Board considered the potential of both the Adviser and FFTW to experience economies of scale as each Fund grows in size as a result of the breakpoints contained in the sub-advisory fees, concluding that the structure would benefit Shareholders as the Funds grow.

OTHER BENEFITS TO FFTW

The Board considered potential benefits anticipated to be received by FFTW and its affiliates as a result of FFTW's relationship with the Funds. The Board concluded that potential benefits to be derived by FFTW were consistent with those generally resulting from an increase in assets under management, specifically potential access to additional research resources and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

OTHER BENEFITS TO THE FUNDS

The Board considered potential ancillary benefits to be received by the Funds as a result of its sub-advisory relationship with FFTW, including potential distribution channels available as a result of FFTW's affiliation with BNP Paribas (described below), whose subsidiary, BNP Paribas Asset Management, Inc., serves as sub-adviser to another series of the Trust.

INTEREST OF FUND TRUSTEES AND OFFICERS IN THE PROPOSAL

None of the current Trustees or officers of Funds currently holds an office with, or is employed by, FFTW.

VI.   INFORMATION ABOUT FFTW

FFTW, located at 200 Park Ave., New York, NY 10166, specializes exclusively in the management of US, International, European and Global fixed income portfolios for institutional clients. As of December 31, 2004, the firm managed $38,554 million for 151 clients located in 42 countries and six continents. FFTW clients are both taxable and non-taxable and include central banks, employee pension funds, insurance companies, endowments, foundations, hospitals, corporations, commercial banks and mutual funds for which the firm acts as a sub-adviser.

FFTW is a direct, wholly-owned subsidiary of Charter Atlantic Corporation, which is owned by sixteen employee shareholders and one institutional shareholder, BNP Paribas. BNP Paribas also owns BancWest Corporation, which, in turn, owns First Hawaiian Bank. The Adviser is a direct subsidiary of First Hawaiian Bank.

The name, address and principal occupation of the principal executive officers of FFTW are listed below:

      NAME                             TITLE/PRINCIPAL OCCUPATION
----------------                       --------------------------
Stephen Casper                         Chief Executive Officer
Stewart Russell                        Co-Chief Investment Officer
Richard Williams                       Co-Chief Investment Officer
Robin S. Meister                       Chief Legal and Compliance Officer
Cathy McQuillen                        Chief Financial Officer

The address for each of the above individuals is c/o Fischer Francis Trees & Watts, Inc., 200 Park Ave., New York, NY 10166.

None of the Trustees have purchased or sold any securities of FFTW.

VII.  BOARD RECOMMENDATION

At the Quarterly Meeting of the Board on May 13, 2005, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Agreement are fair and reasonable; (b) concluded that the FFTW's fees are reasonable in light of the services that FFTW will provide to the Funds; and (c) agreed to approve the New Agreement for an initial term of two years and to recommend the approval of the New Agreement to Shareholders. During its review of materials, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE NEW AGREEMENT.

                             ADDITIONAL INFORMATION

I. OTHER SERVICE PROVIDERS

ADMINISTRATOR. SEI Investments Global Funds Services (the "Administrator"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Funds' administrator pursuant to an administrative agreement between the Trust, on the Funds' behalf, and the Administrator. The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of 0.20% of average daily net assets of each Fund. For the most recent fiscal year ended December 30, 2004, the Bishop Street Money Market Fund paid $459,733 to the Administrator for services rendered and the Bishop Street Treasury Money Market Fund paid $486,270 to the Administrator for services rendered.

DISTRIBUTOR. SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, an affiliate of the Adviser, serves as the distributor of the Funds' shares pursuant to a distribution agreement between the Trust, on the Funds' behalf, and the Distributor. The Distributor receives no compensation for distributing Fund shares.

II.   BENEFICIAL OWNERSHIP INFORMATION

As of June 17, 2005, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of the Funds.

     NAME AND ADDRESS OF
         SHAREHOLDER                              NUMBER OF SHARES                     PERCENTAGE OF SHARES OWNED
----------------------------     ---------------------------------------------------   --------------------------
                                     BISHOP STREET MONEY MARKET FUND - CLASS I

SEI Trust Company                                  150,226,975.22                                 94.96
c/o First Hawaiian Bank
Attn Mutual Funds
One Freedom Valley Dr.
Oaks, PA. 19456

                                     BISHOP STREET MONEY MARKET FUND - CLASS A

Fiserv Securities Inc                               28,696,629.28                                 99.92
Attn Cash Sweeps Dept
One Commerce Sq 15th Fl
2005 Market St
Philadelphia, PA 19103-7042

                                 BISHOP STREET TREASURY MONEY MARKET FUND - CLASS I

SEI Trust Company                                  255,182,754.91                                 99.78
c/o First Hawaiian Bank
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA. 19456

As of June 17, 2005, no Trustee or officer of the Funds owned beneficially more than 1% of either Fund's outstanding shares.

III.  SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a Shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-262-9565 or forward a written request to the Trust c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

IV.   PAYMENT OF EXPENSES

The Adviser will pay all expenses incurred in the preparation, printing and mailing of this proxy statement and its enclosures and all solicitations, including telephone voting. The Funds will not incur any of these expenses.

V.    OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting. If any other matter may properly come before the Special Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Special Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

VI.   SHAREHOLDER PROPOSALS

The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a future meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456. Shareholder proposals must be received by the Trust within a reasonable time before any such meeting in order for the proposals to be considered.

VII.  COMMUNICATIONS WITH THE BOARD

Shareholders wishing to submit written communications to the Board should send their communications to Bishop Street Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

VIII. ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Annual Report of the Trust for the fiscal year ended December 31, 2004 is available upon request. The Annual Report may be obtained by written request to the Trust at the address listed above, or by telephoning 1-800-262-9565.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                                                       EXHIBIT A

                               BISHOP STREET FUNDS
                        INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT made this 1st day of July, 2005 between Bishop Street Funds (the "Trust"), Bishop Street Capital Management (the "Adviser") and Fischer Francis Trees & Watts, Inc. (the "Sub-Adviser").

      WHEREAS, Bishop Street Funds, a Massachusetts business trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated March 31, 1999 (the "Advisory Agreement") with the Trust, pursuant to which the Adviser acts as investment adviser to the series of the Trust; and

      WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Money Market Fund and Treasury Money Market Fund (each a "Fund" and together, the "Funds"), and the Sub-Adviser is willing to render such investment advisory services.

      NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties hereto agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage on a discretionary basis all of the securities and other assets of the Funds entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' prospectus(es) and statements of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectuses"), and subject to the following:

(a) The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser may delegate some or all of the performance of the services to its subsidiaries or affiliates. The Sub-Adviser will, however, remain responsible to the Adviser for any such delegated functions.

(c) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein), the Prospectuses, and with the written instructions and directions of the Adviser and of the

      Board of Trustees of the Trust received from time to time, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the "Code"), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(d) The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds' Registration Statement (as defined herein) and Prospectuses or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. Additionally, the Sub-Adviser is authorized to execute agreements as agent for the Funds with brokers or dealers necessary to carry out its duties under this Agreement. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Funds. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) and to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Funds' Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

(e) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6),
      (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

      The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Funds are property of the Funds and the Sub-Adviser will surrender promptly to the Funds any of such records upon the Funds' request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(f) The Sub-Adviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the Funds' Assets and shall provide the Adviser with such information upon request of the Adviser. The Adviser has obtained the agreement of the Funds' custodian to act in accordance with the instructions of the Sub-Adviser.

(g) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar or different services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

      Nothing in this Agreement shall limit or restrict the Sub-Adviser or any of its officers, employees, affiliates, or subsidiaries from buying, selling, or trading in any securities for its or their own account or accounts in compliance with applicable federal securities laws as well as the Sub-Adviser's Code of Ethics. The Trust and the Adviser acknowledge that the Sub-Adviser and its officers, employees, affiliates, or subsidiaries and its other clients may at any time have, acquire, increase, decrease, or dispose of positions in investments that are at the same time being acquired or disposed of for the accounts of the Funds in a manner consistent with the Sub-Adviser's Code of Ethics. The Sub-Adviser will have no obligation to acquire for the Funds a position in any investment that the Sub-Adviser, its officers, employees, affiliates, or subsidiaries may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the accounts of the Funds.

(h) The Sub-Adviser shall as soon as reasonably practicable notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

(i) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held as Assets in the Funds. The Adviser shall instruct the custodian and other parties providing services to the Funds to promptly forward misdirected proxies to the Sub-Adviser.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectuses, the written instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with properly certified or authenticated copies of each of the following documents:

(a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

(b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws"); and

(c)   Prospectuses.

      The Adviser agrees to promptly furnish the Sub-Adviser with copies of any changes, amendments or other modifications made to the Declaration of Trust, the By-Laws, the Prospectuses, the Investment Guidelines or any other document relating to the Sub-Adviser's services hereunder.

4. COMPENSATION TO THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Sub-Adviser's management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser's obligations under this Agreement; provided, however, that the Sub-Adviser's obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

      The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser's obligations under this Agreement; provided, however, that the Adviser's obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6. DURATION AND TERMINATION. This Agreement shall become effective with respect to each Fund upon approval by holders of a majority of the outstanding voting securities of such Fund.

      This Agreement shall continue in effect for a period of more than two years from the date hereof, only so long as such continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by each Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser.

      This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Section 6, the terms "assignment" and "vote of holders of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

      To the Adviser at:        Bishop Street Capital Management
                                999 Bishop Street, 28th Floor
                                Honolulu, HI 96813

      To the Sub-Adviser at:    Fischer Francis Trees & Watts, Inc.
                                200 Park Avenue, 46th Floor
                                New York, NY 10166
                                Attention: Robin S. Meister, Managing Director

10. ANTI MONEY LAUNDERING. The Adviser agrees to provide the Sub-Adviser with any documentation that it may reasonably require in order to comply with all applicable anti money laundering regulation, including but not limited to that of the United States and the United Kingdom. In addition, the Adviser agrees that the Sub-Adviser may provide copies of such documentation to counterparties which they may reasonably require in order to fulfill their anti-money laundering procedures.

11. ENTIRE AGREEMENT; AMENDMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

      In the event the terms of this Agreement are applicable to more than one portfolio of the Trust (for purposes of this Section 11, each a "Fund"), the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 6 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

      This Agreement may be amended in writing at any time by the mutual agreement of the Trust, the Adviser and the Sub-Adviser.

13.   MISCELLANEOUS.

(a) A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b) Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(c) The Adviser and the Fund, hereby consents to being treated by the Sub-Adviser as a "qualified eligible person" as defined in the rules promulgated under the United States Commodity Exchange Act (the "CEA") for the purposes of the CEA and the regulations thereunder.

(d) The Sub-Adviser represents to the Adviser and the Funds that it is a "registered commodity trading advisor", as such term is defined in the CEA and the regulations promulgated thereunder and shall during the term of this Agreement satisfy all applicable requirements of the CEA relating to a registered commodity trading advisor.

      PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR ACCOUNT DOCUMENT.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

BISHOP STREET FUNDS                     FISCHER FRANCIS TREES & WATTS, INC.

By:                                     By:

_______________________________         _______________________________

Name:                                   Name:

_______________________________         _______________________________

Title:                                  Title:

_______________________________         _______________________________


BISHOP STREET CAPITAL MANAGEMENT

By:

_______________________________

Name:

______________________________

Title:

______________________________

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                              BISHOP STREET FUNDS,
                        BISHOP STREET CAPITAL MANAGEMENT,
                                       AND
                       FISCHER FRANCIS TREES & WATTS, INC.

COMPENSATION

Funds:

-     Money Market Fund

-     Treasury Money Market Fund

Fees:

Calculated daily and paid monthly at an annual rate of:

      0.060% of the aggregate average daily net assets up to $500 million

      0.020% of the aggregate average daily net assets in excess of $500 million

                         BISHOP STREET MONEY MARKET FUND

                    BISHOP STREET TREASURY MONEY MARKET FUND

                                    SERIES OF

                               BISHOP STREET FUNDS
                          999 BISHOP STREET, 10TH FLOOR
                             HONOLULU, HAWAII 96813

              FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
            THE SPECIAL MEETING OF SHAREHOLDERS DATED AUGUST 15, 2005

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Timothy D. Barto and Philip T. Masterson as proxies and each of them, each with full power of substitution, to vote all of the shares of stock outstanding in the name of undersigned (the "Shares") at the Special Meeting of Shareholders of the Bishop Street Funds' Money Market Fund and Treasury Money Market Fund (each a "Fund" and together, the "Funds"), to be held at the offices of SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 2:30 p.m., Eastern Time, on August 15, 2005, and any adjournments or postponements thereof (the "Special Meeting"); and the undersigned hereby instructs said proxies to vote:

PROPOSAL:            To approve the new investment sub-advisory agreement
                     between the Trust, on behalf of the Funds, Bishop Street
                     Capital Management, and Fischer Francis Trees & Watts, Inc.
                     (a form of which is attached to the Proxy Statement as Exhibit A).

                                ____For ____Against ____Abstain

This Proxy will, when properly executed, be voted as directed herein by the signing Shareholder. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Special Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: _____________________, 2005               ___________________________
                                                 Signature of Shareholder

                                                 ___________________________
                                                 Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

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